UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10531

Nicholas Family of Funds, Inc.

(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)          (Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2008

Date of reporting period: 12/31/2008

Item 1. Report to Stockholders.

ANNUAL REPORT

December 31, 2008

Nicholas Liberty Fund

Consistency in a World of Change

[OAKTREE IMAGE]

700 North Water Street

Milwaukee, Wisconsin 53202

www.nicholasfunds.com

February 2009

Report to Fellow Shareholders:

2008 was a difficult year for investors. Stock and bond markets were in freefall and traditionally safe investments such as U.S. Treasuries provided little if no yield. In light of these conditions, while the Fund's one-year performance was negative, we once again can report that Nicholas Liberty Fund outperformed the Standard and Poor's 500 Index. While this is little comfort in the short-term, as shown in the table below, the return over the life of the Fund as of December 31, 2008 was positive compared to the benchmark.

Returns for Nicholas Liberty Fund and the Standard and Poor's 500 Index are provided in the chart below for the periods ended December 31, 2008.

	Average Annual Total Return
	1 Year	3 Year	5 Year	Life
Nicholas Liberty Fund (inception date 11/30/01)	(32.15)%	(4.58)%	(0.23)%	1.06%
Standard and Poor's 500 Index	(37.00)%	(8.36)%	(2.19)%	(1.40)%
Ending value of $10,000 invested in Nicholas Liberty Fund	$6,785	$8,688	$9,885	$10,774
Fund's Gross Expense Ratio: 2.86%
Fund's Net Expense Ratio: 1.00%

The Adviser has historically absorbed general expenses in excess of .20% of the Fund's average net assets on an annual basis. Effective January 2, 2007, the voluntary fee waiver was adjusted to absorb all expenses in excess of 1.00% of the Fund's average net assets on an annual basis. The Fund's gross expense ratio for the period ended December 31, 2008 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html. The Fund may impose a .25% redemption fee on shares held less than six months.

Investment performance and the net expense ratio for the Fund reflect voluntary fee waivers in effect. In the absence of such waivers, total returns would be reduced. The Fund's returns are reduced by expenses; while the market index is not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Relative to the S and P 500 Index, 2008 performance was helped by our significant cash position. At year-end, over 10% of the Fund was in cash. While no sector was positive for the year, the Fund was helped by its underweighting of financials, industrials and consumer staples.

While most stocks held at year-end had price depreciation from the beginning of 2008 to the end, well-timed transactions in certain stocks helped the performance of the Fund. Specifically, fourth quarter purchases of Affiliated Managers Group and Assurant benefited the Fund as these stocks prices rebounded somewhat by year-end. In addition, sale transactions of Joseph A. Banks in the fourth quarter captured appreciation of this stock that was added to the portfolio in the beginning of 2008. Stocks that hindered the Fund's performance were National Financial Partners and Liberty Global.

ANTICIPATED LIQUIDATION OF THE FUND

Over the past seven years, we have been pleased to help shareholders achieve their investment goals by offering the Nicholas Liberty Fund. However, in light of the Fund's inability to attract more assets and the Adviser's continued absorption of Fund expenses, the decision has been made to liquidate the Fund. We anticipate that this will occur in the second quarter of 2009. At the time of liquidation, all remaining net assets of the Fund will be distributed to remaining shareholders.

If you have any questions regarding the planned liquidation of the Fund, please call us at 800-544-6547.

Sincerely,

Albert O. Nicholas

Portfolio Manager

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Please refer to the Schedule of Investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. The Standard and Poor's 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. One cannot invest directly in an index.

Current and future portfolio holdings are subject to risk.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC. (02/09)

The line graph which follows compares the initial account value and subsequent account value at the end of each of the completed fiscal quarters and years of the Fund, to the same investment over the same periods in the Standard and Poor's 500 Index. The graph assumes a $10,000 investment in the Fund and the index at the beginning of the period.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

NICHOLAS LIBERTY FUND AND STANDARD AND POOR'S 500 INDEX

	Nicholas Liberty Fund	% Total Return	S and P 500 Index	% Total Return
11/30/2001	10,000		10,000
12/31/2001	9,990	(0.10)%	10,088	0.88%
03/31/2002	8,940	(10.51)%	10,116	0.28%
06/30/2002	7,870	(11.97)%	8.761	(13.40)%
09/30/2002	7,500	(4.70)%	7,248	(17.27)%
12/31/2002	7,810	4.13%	7,859	8.44%
03/31/2003	7,690	(1.54)%	7,612	(3.15)%
06/30/2003	8,950	16.38%	8,783	15.39%
09/30/2003	9,550	6.70%	9,016	2.65%
12/31/2003	10,900	14.14%	10,113	12.17%
03/31/2004	11,280	3.49%	10,284	1.69%
06/30/2004	11,180	(0.89)%	10,461	1.72%
09/30/2004	10,570	(5.46)%	10,265	(1.87)%
12/31/2004	12,086	14.34%	11,213	9.23%
03/31/2005	11,995	(0.75)%	10,972	(2.15)%
06/30/2005	12,116	1.00%	11,123	1.37%
09/30/2005	12,477	2.98%	11,523	3.59%
12/31/2005	12,402	(0.60)%	11,763	2.09%
03/31/2006	13,259	6.91%	12,258	4.21%
06/30/2006	12,842	(3.15)%	12,082	(1.44)%
09/30/2006	13,479	4.97%	12,766	5.67%
12/31/2006	14,662	8.78%	13,621	6.70%
03/31/2007	15,265	4.11%	13,708	0.64%
06/30/2007	16,140	5.73%	14,569	6.28%
09/30/2007	16,333	1.20%	14,865	2.03%
12/31/2007	15,879	(2.78)%	14,370	(3.33)%
03/31/2008	14,365	(9.54)%	13,012	(9.45)%
06/30/2008	14,441	0.53%	12,657	(2.73)%
09/30/2008	14,123	(2.20)%	11,598	(8.37)%
12/31/2008	10,774	(23.71)%	9,053	(21.94)%

The Fund's average annual total returns for the one, five and ten year periods ended on the last day of the most recent fiscal year are as follows:

	One Year Ended December 31, 2008	Five Years Ended December 31, 2008	Life of the Fund (inception date: 11/30/01) Ended December 31, 2008

Average Annual Total Return	(32.15)%	(0.23)%	1.06%

Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights (NLBTX)

For a share outstanding throughout each period
	Years ended December 31,
	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$12.48	$12.90	$11.28	$12.05	$10.90
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	(.00)(1)	.12	(.05)	(.08)	(.06)
Net gain (loss) on securities (realized and unrealized)	(4.02)	.96	2.11	.39	1.25
Total from investment operations	(4.02)	1.08	2.06	.31	1.19
LESS DISTRIBUTIONS
From net investment income	--	(.12)	--	--	--
From net capital gain	(.16)	(1.38)	(.44)	(1.08)	(.04)
Total distributions	(.16)	(1.50)	(.44)	(1.08)	(.04)
NET ASSET VALUE, END OF PERIOD	$ 8.30	$12.48	$12.90	$11.28	$12.05

TOTAL RETURN	(32.15)%	8.30%	18.23%	2.61%	10.88%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$8.1	$12.7	$9.5	$8.4	$7.9
Ratio of expenses to average net assets	1.00%	1.00%	1.94%	2.06%	1.72%
Ratio of net investment income (loss) to average net assets	.08%	.88%	(.46)%	(.78)%	(.65)%
Portfolio turnover rate	88.56%	81.80%	45.36%	45.39%	49.38%

Absent reimbursement of expenses by Adviser -
Ratio of expenses to average net assets	3.02%	2.86%	3.14%	3.31%	2.58%
Ratio of net investment loss to average net assets	(1.94)%	(.98)%	(1.66)%	(2.03)%	(1.52)%

(1) Rounds to zero. The actual amount is $(0.0037).

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings

December 31, 2008 (unaudited)
Percentage
Name	of Net Assets
Liberty Entertainment - Series A	8.60%
DaVita, Inc.	6.90%
Fiserv, Inc.	6.59%
VCA Antech, Inc.	5.07%
iShares S and P MidCap 400 Growth Index Fund	4.78%
Travelers Companies, Inc. (The)	4.63%
iShares Russell Midcap Growth Index Fund	4.28%
Microsoft Corporation	3.88%
Kohl's Corporation	3.70%
IAC/InterActiveCorp - Class A	3.25%
Total of top ten	51.68%

Sector Diversification (As a Percentage of Portfolio)

December 31, 2008 (unaudited)

BAR CHART PLOT POINTS

Information Technology	23.41%
Health Care	20.61%
Consumer Discretionary	20.42%
Short-Term Investments	10.83%
Exchange Traded Funds	9.06%
Financials	7.31%
Energy	5.51%
Industrials	2.85%

Fund Expenses

For the six month period ended December 31, 2008 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/30/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08 - 12/31/08
Actual	$1,000.00	$ 746.10	$4.41
Hypothetical	1,000.00	1,019.95	5.11
(5% return before expenses)

* Expenses are equal to the Fund's six-month annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 185 then divided by 366 to reflect the one-half year period.

Schedule of Investments

December 31, 2008
Shares or Principal Amount		Value

COMMON STOCKS - 89.20%
	Consumer Discretionary - Media - 15.49%
16,300	DISH Network Corporation - Class A *	$ 180,767
39,924	Liberty Entertainment - Series A *	697,872
16,978	Liberty Global, Inc. - Series C *	257,726
16,331	Liberty Media Holding Corporation Capital Common - Series A *	76,919
14,300	MDC Partners Inc. - Class A *	43,472
		1,256,756
	Consumer Discretionary - Retail - 4.95%
8,142	HSN, Inc. *	59,192
1,600	Jos. A. Bank Clothiers, Inc. *	41,840
8,300	Kohl's Corporation *	300,460
		401,492
	Energy - 5.51%
7,400	Chesapeake Energy Corporation	119,658
2,100	Continental Resources, Inc. *	43,491
10,400	Eagle Rock Energy Partners L.P. *	48,984
9,200	Energy Transfer Equity, L.P.	149,132
4,300	Enterprise GP Holdings L.P.	74,949
4,250	SemGroup Energy Partners, L.P.	10,710
		446,924
	Exchange Traded Funds - 9.07%
11,100	iShares Russell Midcap Growth Index Fund	347,652
7,000	iShares S and P MidCap 400 Growth Index Fund *	388,150
		735,802
	Financials - Banks - 0.90%
2,600	Marshall and Ilsley Corporation	35,464
14,362	Tree.com, Inc. *	37,341
		72,805
	Financials - Insurance - 6.38%
800	Assurant, Inc.	24,000
8,100	National Financial Partners Corporation	24,624
8,320	Travelers Companies, Inc. (The)	376,064
5,000	Unum Group	93,000
		517,688

	Health Care - Equipment - 1.21%
16,800	DexCom, Inc. *	46,368
6,700	Insulet Corporation *	51,724
		98,092
	Health Care - Pharmaceuticals and Biotechnology - 4.00%
3,300	Charles River Laboratories International, Inc. *	86,460
5,600	Teva Pharmaceutical Industries Ltd.	238,392
		324,852

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

December 31, 2008
Shares or Principal Amount		Value

COMMON STOCKS - 89.20% (continued)
	Health Care - Services - 15.41%
1,600	Cardinal Health, Inc.	$ 55,152
11,300	DaVita, Inc. *	560,141
31,918	Dialysis Corporation of America *	223,426
20,700	VCA Antech, Inc. *	411,516
		1,250,235
	Industrials - Capital Goods - 0.22%
2,000	Oshkosh Corporation	17,780

	Industrials - Commercial Services and Supplies - 0.92%
2,200	Manpower Inc.	74,778

	Industrials - Transportation - 1.71%
8,200	Aegean Marine Petroleum Network Inc.	139,072

	Information Technology - Hardware and Equipment - 5.88%
9,150	Comverge, Inc. *	44,835
3,700	Hewlett-Packard Company	134,273
8,500	ScanSource, Inc. *	163,795
15,438	TESSCO Technologies Incorporated *	134,465
		477,368
	Information Technology - Software and Services - 17.55%
14,700	Fiserv, Inc. *	534,639
3,300	Hewitt Associates, Inc. *	93,654
16,741	IAC/InterActiveCorp Class A *	263,336
16,200	Microsoft Corporation	314,928
9,300	TNS, Inc. *	87,327
10,300	Wright Express Corporation *	129,780
		1,423,664

	TOTAL COMMON STOCKS (cost $9,060,037)	7,237,308

CONVERTIBLE PREFERRED STOCK - 0.03%
	Financials - Real Estate - 0.03%
200	BioMed Realty Trust, Inc. 7.375% Series A
	(cost $3,903)	2,824

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

December 31, 2008
Shares or Principal Amount		Value

SHORT-TERM INVESTMENTS -10.83%
	Commercial Paper - 8.62%
$200,000	Alcoa Inc. 01/05/09, 5.20%	$ 199,913
250,000	Volkswagen of America, Inc. 01/07/09, 5.50%	249,809
250,000	Wisconsin Energy Corporation 01/09/09, 2.00%	249,903
		699,625

	Variable Rate Security - 2.21%
179,290	Corporate Central Credit Union (1) 01/02/09, 0.12%	179,290

	TOTAL SHORT-TERM INVESTMENTS (cost $878,915)	878,915

	TOTAL INVESTMENTS (cost $9,942,855) - 100.06%	8,119,047

	LIABILITIES, NET OF OTHER ASSETS - (0.06)%	(5,009)

	TOTAL NET ASSETS (basis of percentages disclosed above) - 100%	$8,114,038

* Non-income producing security.
(1) Subject to a demand feature as defined by the Securities and Exchange Commission.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

December 31, 2008
ASSETS
Investments in securities at value (cost $9,942,855)	$ 8,119,047
Receivables -
Investment securities sold	439,192
Dividend and interest	1,278
Total receivables	440,470
Other	6,048
Total assets	8,565,565

LIABILITIES
Payables -
Investment securities purchased	405,285
Due to adviser -
Accounting and administrative fee	18,846
Capital stock redemption	29
Other payables and accrued expense	27,367
Total liabilities	451,527
Total net assets	$ 8,114,038

NET ASSETS CONSIST OF:
Paid in capital	$10,610,522
Net unrealized depreciation on investments	(1,823,808)
Accumulated net realized loss on investments	(672,676)
Total net assets	$ 8,114,038

NET ASSET VALUE PER SHARE ($.001 par value, 100,000,000 shares authorized) offering price and redemption price
(977,197 shares outstanding)	$8.30

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations

For the year ended December 31, 2008
INCOME
Dividend (net of foreign taxes of $449)	$ 65,638
Interest	51,971
Total income	117,609

EXPENSES
Management fee	210,260
Accounting and administrative fees	50,000
Audit and tax fees	25,600
Legal fees	10,583
Accounting system and pricing service fees	10,392
Registration fees	7,775
Directors' fees	4,925
Transfer agent fees	4,032
Other operating expenses	5,314
Total expenses before reimbursement	328,881
Reimbursement of expenses by adviser (Note 2)	(219,682)
Total expenses after reimbursement	109,199
Net investment income	8,410

NET REALIZED LOSS ON INVESTMENTS	(662,448)

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS	(3,353,363)

Net realized and unrealized loss on investments	(4,015,811)

Net decrease in net assets resulting from operations	$(4,007,401)

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the years ended December 31, 2008 and 2007

	2008	2007

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$ 8,410	$ 106,591
Net realized gain (loss) on investments	(662,448)	1,326,261
Change in net unrealized appreciation/depreciation on investments	(3,353,363)	(581,360)
Net increase (decrease) in net assets resulting from operations	(4,007,401)	851,492

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(331)	(102,805)
From net realized gain on investments	(157,374)	(1,257,308)
Total distributions	(157,705)	(1,360,113)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued (96,744 and 284,508 shares, respectively)	1,044,235	3,941,544
Reinvestment of distributions (18,502 and 103,680 shares, respectively)	150,233	1,298,074
Cost of shares redeemed (153,990 and 105,941 shares, respectively)	(1,595,974)	(1,514,119)
Net increase (decrease) in net assets derived from capital share transactions	(401,506)	3,725,499
Total increase (decrease) in net assets	(4,566,612)	3,216,878

NET ASSETS
Beginning of period	12,680,650	9,463,772
End of period (including accumulated undistributed net investment income of $0 and $3,786, respectively)	$ 8,114,038	$12,680,650

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements

December 31, 2008

(1) Summary of Significant Accounting Policies -

Nicholas Liberty Fund (the "Fund"), the only series of the Nicholas Family of Funds, Inc., is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal, institutional-sized trading units, issuer analysis, bond market activity and various other factors. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Variable rate demand notes are valued at cost, which approximates market value. U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value. Investment transactions for financial statement purposes are recorded on trade date.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$7,240,132
Level 2 - Other Significant Observable Inputs	878,915
Level 3 - Significant Unobservable Inputs	--
$8,119,047

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Notes to Financial Statements (continued)

December 31, 2008

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid annually. Distributions from net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid in capital, accumulated undistributed net realized gain (loss) on investments and accumulated undistributed net investment income. At December 31, 2008, reclassifications were recorded to decrease accumulated undistributed net investment income by $11,865, decrease accumulated net realized loss on investments by $17,065, decrease unrealized depreciation by $4,378 and decrease paid in capital by $9,578. This adjustment is attributable to the reclass of accumulated net investment loss, recharacterization of a distribution and the difference in recognition of income between book and tax.

The tax character of distributions paid during the years ended December 31 was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$ 8,915	$ 727,638
Long-term capital gain	148,790	632,475
Total distributions paid	$157,705	$1,360,113

As of December 31, 2008, investment cost for federal tax purposes was $9,974,141 and the tax basis components of net assets were as follows:

Unrealized appreciation	$ 738,255
Unrealized depreciation	(2,593,349)
Net unrealized depreciation	(1,855,094)
Accumulated net realized capital loss	(641,390)
Paid in capital	10,610,522
Net assets	$ 8,114,038

The differences between book-basis and tax-basis unrealized appreciation (depreciation), undistributed ordinary income and accumulated realized capital loss are attributable primarily to the tax deferral of losses from wash sales.

As of December 31, 2008, the Fund realized post-October losses of approximately $162,000, which for tax purposes, will be deferred and recognized in the following year.

As of December 31, 2008, the Fund had a tax deferral of wash loss sales of approximately $31,000.

As of December 31, 2008, the Fund has a capital loss carryforward of approximately $479,000, which expires in 2016. To the extent the Fund has future net realized capital gains, distributions of capital gains to shareholders will be offset by any unused capital loss carryforward.

Notes to Financial Statements (continued)

December 31, 2008

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund's assertion that its income is exempt from tax) will be sustained upon examination. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "interest" and penalties in "other operating expenses" on the Statement of Operations. The Fund adopted FIN 48 in 2007. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of December 31, 2007 or 2008. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in 2007 or 2008. At December 31, 2008, the tax years December 31, 2005 through December 31, 2008 remain open to examination in the Fund's major tax jurisdictions.

(f) The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(2) Related Parties -

(a) Investment Adviser and Management Agreement --

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the "Adviser") to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is accrued to the Adviser based on an annualized Base Fee of 1.50% of average net assets. Each month, the Base Fee of 1.50% of average net assets will be adjusted up or down by the Performance Fee calculated as 25% of the difference between the Fund's average annual total return and the average annual total return of the Fund's benchmark, the Standard and Poor's 500 Index, as measured for each month from the inception date of the Fund. Beginning January 2007, the Performance Fee adjustment will be based on a five year monthly rolling average. The maximum Performance Fee adjustment up or down is 0.75%. The Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of 1.00% of average net assets. Under this agreement the Adviser waived $219,682 of fees during the year ended December 31, 2008. The management fee absent reimbursement and including reimbursement of expenses as a percentage of the Fund's average net assets for the period ending December 31, 2008, was an annualized 1.93% and (.09)%, respectively. Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

(b) Legal Counsel -

A director of the Adviser is affiliated with a law firm that provides services to the Fund. The Fund incurred expenses of $6,083 for the year ended December 31, 2008 for services rendered by this law firm.

(3) Investment Transactions -

For the year ended December 31, 2008, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $9,679,902 and $8,350,418, respectively.

(4) Subsequent Event -

On February 6, 2009, the Board of Directors approved a plan to liquidate the Fund. The Board of Directors determined that the Fund's relatively small size and higher expense ratio compared to other Nicholas offerings necessitated this decision. The liquidation is expected to take place by the end of the second calendar quarter of 2009.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Nicholas Family of Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Nicholas Liberty Fund (the portfolio constituting the Nicholas Family of Funds, Inc.) (the "Fund"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas Liberty Fund of the Nicholas Family of Funds, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 4 to the Financial Statements, on February 6, 2009, the Fund's Board of Directors approved a plan of liquidation. The liquidation of the Fund is expected to take place by the end of the second calendar quarter of 2009.

DELOITTE and TOUCHE LLP

Milwaukee, Wisconsin

February 23, 2009

Historical Record (unaudited)
		Net Investment		Dollar	Growth of
	Net	Income	Capital Gain	Weighted	an Initial
	Asset Value	Distributions	Distributions	Price/Earnings	$10,000
	Per Share	Per Share	Per Share	Ratio **	Investment
November 30, 2001 *	$10.00	$ --	$ --	--	$10,000
December 31, 2001	9.99	--	--	19.8 times	9,990
December 31, 2002	7.81	--	--	12.4	7,810
December 31, 2003	10.90	--	--	16.6	10,900
December 31, 2004	12.05	--	0.0351	19.9	12,086
December 31, 2005	11.28	--	1.0841	21.4	12,402
December 31, 2006	12.90	--	0.4375	22.7	14,662
December 31, 2007	12.48	0.1130	1.3820	21.1	15,879
December 31, 2008	8.30	--	0.1645(a)	10.8	10,774

* Date of Initial Public Offering.

** Based on latest 12 months accomplished earnings.

(a) Paid on December 30, 2008 to shareholders of record on December 29, 2008.

Approval of Investment Advisory Contract (unaudited)

In October 2008, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through October 2009. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. For the semiannual period ended June 30, 2008, the Fund's annualized management fee and the annualized total expense ratio (including the management fee) including reimbursements of expenses by the Adviser were 0.00% and 1.00%, respectively. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund's peer group: (i) the Fund's historical performance; (ii) the Fund's performance relative to its peers and benchmark; (iii) the expense ratio and the Fund's risk/return profile as measured by standard deviation and the Sharpe Ratio relative to those of its peer group funds; and (iv) the range and quality of the services offered by the Adviser. The Adviser noted that it is difficult to identify peer funds due to the Fund's investment strategy. The peer group fund data included growth-focused funds with similar asset sizes and greater than 50 equity holdings with over 95% of those holdings in North America. In terms of the peer group data used for performance comparisons, the Fund was ranked 5th, 1st and 3rd out of 25 funds for the one-, three- and five-year periods ending September 30, 2008. Including reimbursement, the Fund had the 4th lowest expense ratio among its peer group.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board concluded that the nature, extent and quality of the services to be provided were consistent with the terms of the Advisory Agreement and the needs of the Fund, and that the services provided were of a high quality.

The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund's performance relative to peer funds and its benchmarks. The Board reviewed the actual and relative short-term and long-term performance of the Fund. The Board agreed that the Fund demonstrated satisfactory performance with respect to its benchmarks and peers. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund's fee levels and concluded that the Adviser had been instrumental in holding down Fund costs, citing consistently low fees in an environment where fund fees have been on an upward trend.

The Board considered the cost of services provided and the profits to be realized by the Adviser from the relationship with the Fund. The Board concluded that given the Board's focus on performance and maintaining a low fee structure that the Adviser's profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund's performance, management's control of expenses and the rate of the management fee for the Fund and the overall level of services provided by the Adviser.

Information on Proxy Voting (unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535. It also appears in the Fund's Statement of Additional Information, which can be found on the SEC's website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund's website, www.nicholasfunds.com, and the SEC's website, www.sec.gov.

Quarterly Portfolio Schedule (unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Tax Information (unaudited)

December 31, 2008

The Fund designates 7.50% of its ordinary income distribution for the year ended December 31, 2008 to qualify for the dividend received deduction available to corporate shareholders and as qualified dividend income under the Jobs and Tax Relief Reconciliation Act of 2003.

The Fund hereby designates approximately $148,790 as a capital gain dividend for the year ended December 31, 2008.

Directors and Officers of the Fund (unaudited)

The following table sets forth the pertinent information about the Fund's directors and officers as of December 31, 2008. Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee, WI 53202.

Name and Age	Positions Held With Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTOR
David O. Nicholas, 47 (1)	President and Director	(2), 7 years	Chief Investment Officer and Director, Nicholas Company, Inc., the Adviser to the Fund. He is Portfolio Manager of Nicholas II, Inc. and Nicholas Limited Edition, Inc. and formerly was Co-Portfolio Manager of Nicholas Fund, Inc., Nicholas High Income Fund, Inc. and Nicholas Equity Income Fund, Inc.	4	None
DISINTERESTED DIRECTORS
Robert H. Bock, 76	Director	(2), 3 years	Private Investor, Consultant, Dean Emeritus of Business Strategy and Ethics, University of Wisconsin School of Business, 1997 to present.	6	None
Timothy P. Reiland, 52	Director	(2), 7 years	Private Investor, Consultant, Chairman and Chief Financial Officer, Musicnotes, Inc., October 2001 to present. Investment Analyst from 1987 to October 2001, Tucker Anthony Incorporated, a brokerage firm. He is a Chartered Financial Analyst.	6	None
Jay H. Robertson, 57	Director	(2), 7 years	Private Investor, April 2000 to present. Chairman of the Board of Robertson-Ryan and Associates, Inc., an insurance brokerage firm from 1993 to March 2000.	7	None
OFFICERS
Jeffrey T. May, 52	Senior Vice President, Secretary, Treasurer and Chief Compliance Officer	Annual, 7 years	Executive Vice President, Treasurer and Chief Compliance Officer, Nicholas Company, Inc., the Adviser to the Fund. He is Portfolio Manager of Nicholas Money Market Fund, Inc.
Albert O. Nicholas, 77	Portfolio Manager	Annual, (3)	Chief Executive Officer, Nicholas Company, Inc., the Adviser to the Fund. He is Portfolio Manager of Nicholas Fund, Inc. and Nicholas Equity Income Fund, Inc.

(1) Mr. David O. Nicholas is the only director of the Fund who is an "interested person" in the Adviser, as that term is defined in the 1940 Act, and is the only director who has a direct or indirect interest in the Adviser.

(2) Until duly elected or re-elected at a subsequent annual meeting of the Fund.

(3) Effective January 29, 2009.

The Fund's Statement of Additional Information includes additional information about Fund directors and is available without charge, upon request, by calling 800-544-6547 (toll-free) or 414-276-0535.

Privacy Policy (unaudited)

Nicholas Liberty Fund respects each shareholders' right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION

ABOUT CURRENT OR FORMER SHAREHOLDERS,

INFORMATION SHARED WITH OUR TRANSFER AGENT,

A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

With a party representing you, with your consent, such as your broker or lawyer.

When required by law, such as in response to a subpoena or other legal process.

The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered

* IRAs

* Traditional

* Roth

* SEP

* SIMPLE

* Coverdell Education Accounts

* Profit Sharing Plan

* Automatic Investment Plan

* Direct Deposit of Dividend and Capital Gain Distributions

* Systematic Withdrawal Plan with Direct Deposit

* Monthly Automatic Exchange between Funds

* Telephone Redemption

* Telephone Exchange

* 24-hour Automated Account Information (800-544-6547)

* 24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Directors and Officers

DAVID O. NICHOLAS

President and Director

ROBERT H. BOCK

Director

TIMOTHY P. REILAND

Director

JAY H. ROBERTSON

Director

JEFFREY T. MAY

Senior Vice President, Secretary, Treasurer and Chief Compliance Officer

ALBERT O. NICHOLAS

Portfolio Manager

Investment Adviser

NICHOLAS COMPANY, INC.

700 North Water Street

Milwaukee, Wisconsin

www.nicholasfunds.com

414-276-0535 or 800-544-6547

Transfer Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

414-276-0535 or 800-544-6547

Distributor

QUASAR DISTRIBUTORS, LLC

Milwaukee, Wisconsin

Custodian

U.S. BANK N.A.

Milwaukee, Wisconsin

Independent Registered Public Accounting Firm

DELOITTE and TOUCHE LLP

Milwaukee, Wisconsin

Counsel

MICHAEL BEST and FRIEDRICH LLP

Milwaukee, Wisconsin

_________________________________________________________

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL OFFICERS

I.    Covered Officers/Purpose of the Code

    The Nicholas Family of Funds code of ethics (this "Code") for the investment companies within the complex (collectively, "Funds" and each, "Company") applies to the Company's Principal Executive Officer and Principal Financial Officer (the "Covered Officers" each of whom are set forth in Exhibit A) for the purpose of promoting:

* honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

* full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Company;

* compliance with applicable laws and governmental rules and regulations;

* the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

* accountability for adherence to the Code.

    Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

    Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Company.

    Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as "affiliated persons" of the Company. The Company's and the investment adviser's compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

    Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds' Boards of Directors ("Boards") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

    Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

* * *

    Each Covered Officer must:

* not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Company whereby the Covered Officer would benefit personally to the detriment of the Company;

* not cause the Company to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Company;

* not use material non-public knowledge of portfolio transactions made or contemplated for the Company to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

* report, at least annually:

* officer and director positions in corporations, public or private, for profit or not for profit, or in which the Covered Officer or any of his immediate family members holds 5% or more of its outstanding stock;

* Positions as a trustee, executor or other fiduciary;

* Ownership interest in any broker-dealer or bank;

* Transactions between the Covered Officer and any of the Nicholas Family of Funds, the Nicholas Company or any company in which any director of any of the Nicholas Family of Funds is an officer or director.

* Situations in which any immediate family member of the Covered Employee is an officer, director or employee of any company in which any officer or director of the Nicholas Company or any of the Nicholas Family of Funds is a director or executive officer.

    There are some conflict of interest situations that should always be discussed with the appropriate officer if material. If the matter involves Jeffrey T. May, he should discuss the matter with David O. Nicholas. If the matter involves any other person, that person should discuss the matter with Jeffrey T. May. In each case, the officer with whom such matter is discussed is encouraged to review the matter with counsel to the Company. Examples of these include:

* service as a director on the board of any public company;

* the receipt of any non-nominal gifts;

* the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

* any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than its investment adviser, principal underwriter, administrator or any affiliated person thereof;

* a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

III. Disclosure and Compliance

* Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Company;

* each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company's directors and auditors, and to governmental regulators and self-regulatory organizations;

* each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds files with, or submits to, the SEC and in other public communications made by the Funds; and

* it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting and Accountability

    Each Covered Officer must:

* upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

* annually thereafter affirm to the Board that he has complied with the requirements of the Code;

* not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

* notify the appropriate person promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code. Each Covered Officer should notify Jeffrey T. May unless the person violating the Code is Jeffrey T. May, in which case such person should notify David O. Nicholas. In each case, each Covered Officer is encouraged to also contact counsel to the Fund.

    Jeffrey T. May is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation; provided that if the situation involves Jeffrey T. May directly, then Mr. David O. Nicholas is responsible for applying the Code to him and he has authority to interpret the Code with respect to such application. Both Jeffrey T. May and David O. Nicholas are encouraged to discuss the matter with counsel to the Fund. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Independent Directors (the "Committee").

    The Company will follow these procedures in investigating and enforcing this Code:

* Jeffrey T. May or David O. Nicholas, with the advice of counsel will take all appropriate action to investigate any potential violations reported to him;

* if, after such investigation, the officer making such investigation believes that no violation has occurred, he is not required to take any further action;

* any matter that the officer making the investigation believes is a violation will be reported to the independent directors;

* if the independent directors concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

* the independent directors will be responsible for granting waivers, as appropriate; and

* any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

    This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, the Funds' adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds' and their investment adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the adviser's more detailed policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

    Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

VII. Confidentiality

    All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel, the appropriate Company and the Nicholas Company.

VIII. Internal Use

    The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

Date: November 20, 2003

Affirmed: November 17, 2008

Exhibit A

Persons Covered by this Code of Ethics

The Nicholas Company	Albert O. Nicholas	Jeffrey T. May
Nicholas Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas II, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Limited Edition, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Income Fund, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Equity Income Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas Liberty Fund	David O. Nicholas	Jeffrey T. May
Nicholas Money Market Fund, Inc.	Albert O. Nicholas	Jeffrey T. May

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. Timothy P. Reiland, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $21,500 in 2008 and $21,500 in 2007.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,450 in 2008 and $3,300 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $17,500 in 2008.  These services were for the audit of the investment adviser for the adviser's fiscal year ended 10/31/2008.  Aggregate fees billed by the registrant's prior principal accountant during 2008 in connection with the transition of the engagement to the registrant's current principal accountant were $2,000, and fees billed in 2007 were $15,750 and related to the audit of the investment advisor's fiscal year ended 10/31/2007.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     (b)   N/A

     (c)   N/A

     (d)   N/A

(f)  No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h)  No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Family of Funds, Inc.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 02/26/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 02/26/2009

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: 02/26/2009